                                                                    Exhibit 32.2

                                  CERTIFICATION

          In connection with the quarterly report of New Century Equity Holdings
Corp. (the "Company") on Form 10-Q for the quarter ended June 30, 2007, as filed with the  Securities  and Exchange  Commission  on the date  hereof,  I, John P.
Murray, Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

   (1)    The Form 10-Q report for the quarter  ended June 30, 2007,  filed with the  Securities  and Exchange  Commission  on August 14,  2007,  fully complies  with  the  requirements  of  Section  13(a)  or 15(d) of the
          Securities Exchange Act of 1934; and

   (2)    The  information  contained  in the Form 10-Q  report for the  quarter ended June 30, 2007 fairly  presents,  in all material  respects,  the financial  condition and results of  operations of New Century  Equity
          Holdings Corp.

By:  /s/ John P. Murray                                 Date:  August 14, 2007
   ---------------------------                               -------------------
John P. Murray
Chief Financial Officer